EXHIBIT 77Q1

                                    EXHIBITS

(a)(1) Form of Articles of Amendment filed as an exhibit to Post-Effective Amendment No. 11 to the Registrant's Form N-1A Registration Statement on April 18, 2002 and incorporated herein by reference.

(d)(1) Form of Sub-Advisory between ING Investments, LLC and ING Investment Management Advisors B.V. filed herein.